HERBALIFE ANNOUNCES APPOINTMENT OF MARIA OTERO
– HUMANITARIAN, BUSINESS LEADER AND FORMER U.S. UNDER SECRETARY OF STATE – TO BOARD OF DIRECTORS

Los Angeles, CA – [DATELINE] – Global nutrition company, Herbalife (NYSE: HLF), today announced the appointment of Maria Otero to the Company’s Board of Directors, effective December 7, 2013. Otero has spent an illustrious career focused on tackling poverty and empowering those less fortunate around the world, and her leadership, experience and insight will be a valuable addition to the Herbalife Board.

Otero joins as an independent Director. With her appointment, Herbalife has increased the size of its Board to 13 members, 10 of whom are independent.

“For more than 30 years, I have focused on helping individuals empower themselves through work, so they can take control of their own lives. I have seen first-hand the power of giving those individuals and entire communities the chance to realize their potential,” said Otero. “Having spent a lot of time getting to know Herbalife, I am convinced this is a company that shares my belief in the positive impact that economic empowerment can bring to society.”

“Throughout a career focused on helping others, Maria has shown what can be achieved if people are just given the opportunity. She is a recognized leader in the field of micro-enterprise, and we are delighted to welcome her to Herbalife’s Board of Directors,” said Michael O. Johnson, chairman and chief executive officer of Herbalife. “Maria will be a tremendous addition to our Board, and we look forward to leveraging her unparalleled knowledge and insight towards a shared goal of providing an equal and accessible opportunity to everyone who needs it.”

About Maria Otero

Otero currently serves on the Council on Foreign Relations and serves on the boards of Kresge Foundation, Public Welfare Foundation and Development Alternatives Inc.. She has chaired the board of Bread for the World, and also served on the boards of the Calvert Foundation, U.S. Institute for Peace, the Inter-American Foundation and BRAC in Bangladesh.

Born in La Paz, Bolivia, as one of nine children, Otero came with her family to the U.S. when she was 12 years old. Although her initial studies in English literature were chosen with a career in academia in mind, it was her brother who convinced her that her future lay in helping others. She decided that if she was going to tackle poverty around the world she would study economics, and she also returned to Bolivia to improve her knowledge of the Latin American reality. She returned to the United States to complete graduate work at the Johns Hopkins School of Advanced International Studies, where she earned her Masters.

In her early career, Otero became a program officer at the Inter-American Foundation and worked for five years at the Center for Population and Development Activities. Otero also worked as an economist for Latin America and the Caribbean in the Women in Development Office of USAID.

In 1986, Otero joined Accion, one of the first micro lending organizations in the world, as country director in Honduras. She returned to the United States in 1989 to start and direct the Washington, D.C., office. In that position, she worked with the U.S. government and nonprofits to develop policies that helped families in the developing world earn money through small businesses. A typical microfinance program extends a small amount of credit, usually with no collateral, to people or organizations that would not normally qualify for loans. Otero was named Accion’s vice president in 1994, and president and CEO of Accion International six years later. The nonprofit organization operates in 26 countries and is recognized as a global leader in microfinance and economic development.

In 2000, President Clinton appointed Otero to the board of the United States Institute of Peace, where she served for eight years. In 2006 she was appointed by Secretary General Kofi Annan to the U.N. Advisors Group on Inclusive Financial Sectors. In June 2009, Otero was nominated to serve as undersecretary for Democracy and Global Affairs, which made her the highest ranking Hispanic official at the State Department, and the first Latina undersecretary in its history. In this position, Otero was charged with helping shape the State Department’s positions on human rights, climate change, global health, refugees, trafficking in persons and women’s issues. She oversaw the Bureau of Democracy, Human Rights and Labor; the Bureau of Oceans, Environment, and Scientific Affairs; the Bureau of Population, Refugees and Migration; the Office to Monitor and Combat Trafficking in Persons; and the Office of the Science and Technology Advisor to the Secretary.

On January 17, 2012, Secretary Clinton named Maria Otero as undersecretary for Civilian Security, Democracy, and Human Rights, a newly created office and position at the State Department. During her time at the Department of State, Under Secretary Otero also served as the President’s Special Coordinator for Tibetan Issues.

Otero’s awards and recognition include selection by Newsweek in October 2005 as one of the United States’ 20 most influential women; Hispanic Business Magazine’s ‘Elite Women of 2007’; Notre Dame University’s Distinguished Service in Latin America Award; National Council of la Raza Graciela Olivarez Award; and the Ellis Island Medal of Honor.

Otero holds an M.A. in literature from the University of Maryland; an M.A. in international relations from the Paul H. Nitze School of Advanced International Studies (SAIS), at the Johns Hopkins University; and an honorary Doctorate of Humane Letters from Dartmouth College.

About Herbalife Ltd.

Herbalife Ltd. (NYSE:HLF) is a global nutrition company that sells weight-management, nutrition and personal care products intended to support a healthy lifestyle. Herbalife products are sold in more than 90 countries to and through a network of independent distributors. The company supports the Herbalife Family Foundation and its Casa Herbalife program to help bring good nutrition to children. Herbalife’s website contains information about Herbalife, including financial and other information for investors at http://ir.Herbalife.com. The company encourages investors to visit its website from time to time, as information is updated and new information is posted.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

•	the resignation of our former independent registered public accounting firm, its withdrawal of its audit reports with respect to certain of our historical financial statements, any difficulties PricewaterhouseCoopers LLP, our successor accounting firm encounters in the re-audits of such relevant historical financial statements or any material modifications to such historical financial statements PricewaterhouseCoopers LLP believes should be made as a result of such re-audits;

•	any collateral impact resulting from the ongoing worldwide financial environment, including the availability of liquidity to us, our customers and our suppliers or the willingness of our customers to purchase products in a difficult economic environment;

•	our relationship with, and our ability to influence the actions of, our distributors;

•	improper action by our employees or distributors in violation of applicable law;

•	adverse publicity associated with our products or network marketing organization, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;

•	changing consumer preferences and demands;

•	our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our distributor relations and operating results;

•	the competitive nature of our business;

•	regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling market in which we operate;

•	legal challenges to our network marketing program;

•	risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;

•	uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;

•	uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;

•	uncertainties relating to the interpretation, enforcement or amendment of legislation in India governing direct selling;

•	our inability to obtain the necessary licenses to expand our direct selling business in China;

•	adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

•	our dependence on increased penetration of existing markets;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of trademarks and other intellectual property rights;

•	product concentration;

•	changes in tax laws, treaties or regulations, or their interpretation;

•	taxation relating to our distributors;

•	product liability claims;

•	whether we will purchase any of our shares in the open markets or otherwise; and

•	share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contacts
Herbalife Ltd.
Barbara Henderson, SVP, Worldwide Corp. Communications 213-745-0517
or
Amy Greene, VP, Investor Relations 213-745-0474